Exhibit 99.1

Worksport Ltd. Holds Fireside Chat with Fox Business Network Market Analyst Kenny Polcari

CEO Highlights Growth Initiatives and Upcoming Catalysts in the Clean Energy Automotive Sector

West Seneca, New York, October 16, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is pleased to announce an exclusive Fireside Chat between Worksport CEO Steven Rossi and Fox Business Network Market Analyst Kenny Polcari. The in-depth conversation provides valuable insights into Worksport’s strategic direction, upcoming catalysts, and the future of clean energy solutions in the automotive industry.

How to Watch:

Viewers can watch the interview here: [Worksport CEO Steven Rossi Fireside Chat With Fox Business Network Market Analyst Kenny Polcari (youtube.com)]

Event Highlights:

●	In-Depth Discussion: Rossi shared the Company’s vision, discussed recent milestones, and outlined growth strategies poised to drive shareholder value.

●	Industry Insights: Polcari, a seasoned market analyst and respected financial commentator, held an engaging and candid conversation about Worksport’s opportunities and market trends.

●	Investor Opportunity: The Fireside Chat offers investors and stakeholders an exclusive opportunity to gain firsthand knowledge of Worksport’s trajectory and potential catalysts that could significantly impact the Company’s market position.

Steven Rossi, CEO of Worksport, commented:

“It was great to share Worksport’s strategic direction and upcoming milestones with a seasoned financial commentator like Kenny Polcari, and the broader investment community,” said Steven Rossi, CEO of Worksport Ltd. “This interview provides an excellent platform to communicate our commitment to innovation and our plans to drive shareholder value through sustainable growth.”

About Kenny Polcari:

Kenny Polcari is a renowned financial analyst with over three decades of experience on Wall Street. He is currently the Managing Partner at Kace Capital Advisors and Chief Market Strategist at SlateStone Wealth. Polcari sits on the Advisory Board of The Headstrong Project and is a member of the National Organization of Investment Professionals. Beginning his career on the floor of the New York Stock Exchange in 1985, he brings a wealth of knowledge and insight into market dynamics and investment strategies. Polcari is a graduate of Boston University’s School of Management, holding a Bachelor of Science in Business Administration with a concentration in Finance.

Kenny Polcari’s extensive background in capital markets and investment analysis provides an exciting opportunity for Worksport to broadcast their growth story.

Stay Tuned for More

This exclusive interview exemplifies Worksport’s dedication to transparency and proactive shareholder engagement. Worksport remains committed to keeping investors informed and will continue to provide timely updates on significant developments throughout the coming quarter. See below for some of our major updates of 2024:

Key 2024 Press-Releases:

●	October 7: October Strategic Update
●	October 3: Commencing U.S Government Sales
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 12: Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	August 1: Impressive SOLIS Solar Cover Test Results
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.